EXHIBIT 77Q1

SUB-ITEM 77Q1:  Exhibit

(d) Articles Supplementary to the Articles of Incorporation are incorporated herein by reference to Exhibit (23)(a)(7) in to Registrant's Post-Effective Amendment No. 40, filed with the Commission on January 29, 2014.